Other financial assets	12 Months Ended
Dec. 31, 2020
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Other financial assets
15. Other financial assets

All figures in £ millions	2020	2019
At beginning of year	122	93
Exchange differences	(4)	(3)
Acquisition of investments	6	12
Fair value movements	14	20

At end of year	138	122

Other financial assets are unlisted securities of £138m (2019: £122m) that are classified at fair value through other comprehensive income (FVOCI). The assets, which are not held for trading, relate to the Group’s interests in new and innovative educational ventures across the world. These are strategic investments and the Group considers the classification as FVOCI to be more relevant. None of the investments are individually significant to the financial statements.